March 6, 2026

BNY MELLON INVESTMENT FUNDS II, INC.
BNY Mellon Fixed Income Completion Funds (FICS) — CP

Supplement to Current Summary Prospectus and Prospectus

The following information supplements and supersedes any contrary information in the sections "BNY Mellon Fixed Income Completion Funds (FICS) — CP – Principal Investment Strategy" in the summary prospectus and "Fund Summary – BNY Mellon Fixed Income Completion Funds (FICS) — CP – Principal Investment Strategy" in the prospectus:

The fund may invest in the securities of U.S. and foreign issuers, including up to 40% of its net assets in securities of issuers in emerging market countries, and securities denominated in a currency other than the U.S. dollar.

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The following information supplements and supersedes any contrary information in the section "Fund Details – Goal and Approach" in the prospectus:

BNY Mellon Fixed Income Completion Funds (FICS) — CP may invest up to 40% of its net assets in the securities of issuers located in emerging market countries.

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